Cincinnati Financial Corporation
Supplemental Financial Data
for the Period Ending December 31, 2024

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investors Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of February 7, 2025, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Fourth-Quarter 2024 Supplemental Financial Data

CINF Fourth-Quarter 2024 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.

CINF Fourth-Quarter 2024 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2024

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$8,980	$—	$—	$—	$8,980
Life	—	—	404	—	—	404
Premiums ceded	—	(412)	(83)	—	—	(495)
Total earned premium	—	8,568	321	—	—	8,889
Investment income, net of expenses	122	715	190	—	(2)	1,025
Investment gains and losses, net	644	755	(7)	1	(2)	1,391
Fee revenues	—	12	5	—	—	17
Other revenues	15	9	—	9	(18)	15
Total revenues	$781	$10,059	$509	$10	$(22)	$11,337

Benefits & expenses
Losses & contract holders' benefits	$—	$5,461	$358	$—	$—	$5,819
Reinsurance recoveries	—	(25)	(57)	—	—	(82)
Underwriting, acquisition and insurance expenses	—	2,564	93	—	—	2,657
Interest expense	52	—	—	4	(3)	53
Other operating expenses	42	5	—	4	(19)	32
Total expenses	$94	$8,005	$394	$8	$(22)	$8,479

Income before income taxes	$687	$2,054	$115	$2	$—	$2,858

Provision (benefit) for income taxes
Current operating income	$(60)	$176	$36	$1	$—	$153
Capital gains/losses	136	161	(1)	—	—	296
Deferred	64	64	(11)	—	—	117
Total provision for income taxes	$140	$401	$24	$1	$—	$566

Net income - current year	$547	$1,653	$91	$1	$—	$2,292

Net income - prior year	$544	$1,222	$75	$2	$—	$1,843
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2024 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2024

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,386	$—	$—	$—	$2,386
Life	—	—	103	—	—	103
Premiums ceded	—	(102)	(22)	—	—	(124)
Total earned premium	—	2,284	81	—	—	2,365
Investment income, net of expenses	36	196	48	—	—	280
Investment gains and losses, net	20	(137)	2	1	(2)	(116)
Fee revenues	—	3	1	—	—	4
Other revenues	4	2	—	2	(3)	5
Total revenues	$60	$2,348	$132	$3	$(5)	$2,538

Benefits & expenses
Losses & contract holders' benefits	$—	$1,259	$96	$—	$—	$1,355
Reinsurance recoveries	—	(4)	(21)	—	—	(25)
Underwriting, acquisition and insurance expenses	—	680	23	—	—	703
Interest expense	13	—	—	1	(1)	13
Other operating expenses	14	2	—	1	(4)	13
Total expenses	$27	$1,937	$98	$2	$(5)	$2,059

Income before income taxes	$33	$411	$34	$1	$—	$479

Provision (benefit) for income taxes
Current operating income	$8	$162	$8	$1	$—	$179
Capital gains/losses	4	(28)	1	—	—	(23)
Deferred	(24)	(55)	(3)	—	—	(82)
Total provision (benefit) for income taxes	$(12)	$79	$6	$1	$—	$74

Net income - current year	$45	$332	$28	$—	$—	$405

Net income - prior year	$393	$780	$10	$—	$—	$1,183
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2024 Supplemental Financial Data

Cincinnati Financial Corporation
Five-Year Net Income Reconciliation and Key Metrics
(Dollars in millions except per share data)	Years ended December 31,
	2024	2023	2022	2021	2020
Net income (loss)	$2,292	$1,843	$(487)	$2,968	$1,216
Less:
Investment gains and losses, net	1,391	1,127	(1,467)	2,409	865
Income tax on investment gains and losses	(296)	(236)	308	(506)	(182)
Investment gains and losses, after-tax	1,095	891	(1,159)	1,903	683
Non-GAAP operating income	$1,197	$952	$672	$1,065	$533

Non-GAAP operating income: Five-year compound annual growth rate	11.5%	11.6%	8.1%	15.8%	(2.0)%

Diluted per share data:
Net income (loss)	$14.53	$11.66	$(3.06)	$18.24	$7.49
Less:
Investment gains and losses, net	8.82	7.13	(9.24)	14.80	5.33
Income tax on investment gains and losses	(1.87)	(1.50)	1.94	(3.11)	(1.12)
Investment gains and losses, after-tax	6.95	5.63	(7.30)	11.69	4.21
Non-GAAP operating income	$7.58	$6.03	$4.24	$6.55	$3.28

Value creation ratio
Book value per share growth	15.6%	15.0%	(18.0)%	21.9%	10.7%
Shareholder dividend declared as a percentage of beginning book value	4.2	4.5	3.4	3.8	4.0
Value creation ratio	19.8%	19.5%	(14.6)%	25.7%	14.7%

Value creation ratio: Five-year average	13.0%	15.2%	11.2%	18.7%	16.5%

Investment income, net of expenses	$1,025	$894	$781	$714	$670
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*Net income (loss) and Net income (loss) per diluted share have been adjusted due to the adoption of an accounting standards update for long-duration contracts for 2022 and 2021.

CINF Fourth-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Consolidated
Current accident year losses greater than $5,000,000	$19	$18	$31	$—	$38	$24	$43	$36	$31	$79	$49	$103	$68	$141
Current accident year losses $2,000,000-$5,000,000	37	51	28	22	42	52	35	15	50	50	101	102	138	144
Large loss prior accident year reserve development	19	19	15	22	34	32	19	9	37	28	56	60	75	94
Total large losses incurred	$75	$88	$74	$44	$114	$108	$97	$60	$118	$157	$206	$265	$281	$379
Losses incurred but not reported	182	185	165	251	122	150	96	179	416	324	601	474	783	596
Other losses excluding catastrophe losses	653	711	741	677	665	639	675	641	1,418	1,267	2,129	1,906	2,782	2,571
Catastrophe losses	83	282	228	111	20	170	217	227	339	444	621	614	704	634
Total losses incurred	$993	$1,266	$1,208	$1,083	$921	$1,067	$1,085	$1,107	$2,291	$2,192	$3,557	$3,259	$4,550	$4,180
Commercial Lines
Current accident year losses greater than $5,000,000	$9	$11	$31	$—	$33	$18	$28	$30	$31	$58	$42	$76	$51	$109
Current accident year losses $2,000,000-$5,000,000	12	36	11	11	31	28	28	12	22	40	58	68	70	99
Large loss prior accident year reserve development	19	20	22	12	37	30	19	3	34	22	54	52	73	89
Total large losses incurred	$40	$67	$64	$23	$101	$76	$75	$45	$87	$120	$154	$196	$194	$297
Losses incurred but not reported	105	117	92	156	86	88	29	125	248	154	365	242	470	328
Other losses excluding catastrophe losses	328	337	384	368	338	336	384	335	752	719	1,089	1,055	1,417	1,393
Catastrophe losses	8	58	101	64	3	67	115	106	165	221	223	288	231	291
Total losses incurred	$481	$579	$641	$611	$528	$567	$603	$611	$1,252	$1,214	$1,831	$1,781	$2,312	$2,309
Personal Lines
Current accident year losses greater than $5,000,000	$10	$7	$—	$—	$5	$6	$15	$6	$—	$21	$7	$27	$17	$32
Current accident year losses $2,000,000-$5,000,000	25	13	15	11	11	24	7	3	26	10	39	34	64	45
Large loss prior accident year reserve development	—	(1)	(7)	10	(2)	2	1	6	3	7	2	9	2	7
Total large losses incurred	$35	$19	$8	$21	$14	$32	$23	$15	$29	$38	$48	$70	$83	$84
Losses incurred but not reported	22	33	31	22	5	7	26	27	53	53	86	60	108	65
Other losses excluding catastrophe losses	245	256	256	231	218	210	194	187	487	381	743	591	988	809
Catastrophe losses	(4)	178	129	50	21	71	93	113	179	206	357	277	353	298
Total losses incurred	$298	$486	$424	$324	$258	$320	$336	$342	$748	$678	$1,234	$998	$1,532	$1,256
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current accident year losses $2,000,000-$5,000,000	—	2	2	—	—	—	—	—	2	—	4	—	4	—
Large loss prior accident year reserve development	—	—	—	—	(1)	—	(1)	—	—	(1)	—	(1)	—	(2)
Total large losses incurred	$—	$2	$2	$—	$(1)	$—	$(1)	$—	$2	$(1)	$4	$(1)	$4	$(2)
Losses incurred but not reported	28	12	17	30	16	16	20	27	47	47	59	63	87	79
Other losses excluding catastrophe losses	46	55	51	37	52	45	45	28	88	73	143	118	189	170
Catastrophe losses	2	2	3	1	1	(1)	2	1	4	3	6	2	8	3
Total losses incurred	$76	$71	$73	$68	$68	$60	$66	$56	$141	$122	$212	$182	$288	$250

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Consolidated
Current accident year losses greater than $5,000,000	0.8%	0.9%	1.5%	—%	1.9%	1.2%	2.4%	1.9%	0.8%	2.2%	0.8%	1.8%	0.8%	1.9%
Current accident year losses $2,000,000-$5,000,000	1.5	2.3	1.4	1.1	2.1	2.7	1.9	0.8	1.2	1.3	1.6	1.8	1.6	1.9
Large loss prior accident year reserve development	0.9	0.8	0.7	1.1	1.7	1.6	1.0	0.5	0.9	0.8	0.9	1.1	0.9	1.2
Total large loss ratio	3.2%	4.0%	3.6%	2.2%	5.7%	5.5%	5.3%	3.2%	2.9%	4.3%	3.3%	4.7%	3.3%	5.0%
Losses incurred but not reported	8.0	8.4	8.0	12.6	6.2	7.6	5.2	9.7	10.2	8.7	9.6	8.4	9.1	7.8
Other losses excluding catastrophe losses	28.7	32.0	35.6	34.0	33.5	32.7	36.1	34.9	34.9	34.2	33.8	33.7	32.5	33.6
Catastrophe losses	3.6	12.7	11.0	5.6	1.0	8.7	11.6	12.3	8.3	12.0	9.9	10.8	8.2	8.3
Total loss ratio	43.5%	57.1%	58.2%	54.4%	46.4%	54.5%	58.2%	60.1%	56.3%	59.2%	56.6%	57.6%	53.1%	54.7%
Commercial Lines
Current accident year losses greater than $5,000,000	0.8%	1.0%	2.8%	—%	3.1%	1.7%	2.6%	2.8%	1.4%	2.8%	1.3%	2.4%	1.1%	2.5%
Current accident year losses $2,000,000-$5,000,000	1.0	3.2	1.0	1.0	2.8	2.6	2.7	1.1	1.0	1.9	1.7	2.1	1.5	2.3
Large loss prior accident year reserve development	1.6	1.7	2.0	1.1	3.4	2.8	1.8	0.3	1.6	1.0	1.6	1.6	1.7	2.1
Total large loss ratio	3.4%	5.9%	5.8%	2.1%	9.3%	7.1%	7.1%	4.2%	4.0%	5.7%	4.6%	6.1%	4.3%	6.9%
Losses incurred but not reported	9.1	10.3	8.3	14.4	8.0	8.3	2.7	11.8	11.3	7.2	11.0	7.6	10.5	7.7
Other losses excluding catastrophe losses	28.2	29.7	34.6	34.0	31.3	31.7	35.9	31.9	34.3	33.9	32.8	33.2	31.5	32.7
Catastrophe losses	0.7	5.1	9.1	6.0	0.3	6.3	10.8	10.0	7.6	10.4	6.7	9.0	5.2	6.8
Total loss ratio	41.4%	51.0%	57.8%	56.5%	48.9%	53.4%	56.5%	57.9%	57.2%	57.2%	55.1%	55.9%	51.5%	54.1%
Personal Lines
Current accident year losses greater than $5,000,000	1.4%	1.1%	—%	—%	1.0%	1.1%	3.0%	1.3%	—%	2.2%	0.4%	1.8%	0.7%	1.6%
Current accident year losses $2,000,000-$5,000,000	3.4	2.0	2.4	1.8	1.9	4.7	1.4	0.6	2.1	1.0	2.1	2.3	2.4	2.2
Large loss prior accident year reserve development	—	(0.2)	(1.1)	1.8	(0.4)	0.4	0.2	1.4	0.3	0.8	0.1	0.6	0.1	0.3
Total large loss ratio	4.8%	2.9%	1.3%	3.6%	2.5%	6.2%	4.6%	3.3%	2.4%	4.0%	2.6%	4.7%	3.2%	4.1%
Losses incurred but not reported	3.0	5.0	4.8	3.8	0.9	1.2	5.3	5.9	4.3	5.6	4.6	4.0	4.1	3.2
Other losses excluding catastrophe losses	33.7	37.6	40.5	39.4	38.7	39.9	39.4	40.2	39.9	39.7	39.0	39.9	37.6	39.5
Catastrophe losses	(0.4)	26.2	20.5	8.4	3.8	13.4	19.0	24.3	14.7	21.6	18.8	18.7	13.5	14.6
Total loss ratio	41.1%	71.7%	67.1%	55.2%	45.9%	60.7%	68.3%	73.7%	61.3%	70.9%	65.0%	67.3%	58.4%	61.4%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Current accident year losses $2,000,000-$5,000,000	—	1.3	1.3	—	—	—	—	—	0.7	—	0.9	—	0.7	—
Large loss prior accident year reserve development	—	—	—	—	(0.5)	—	(0.4)	(0.3)	—	(0.3)	—	(0.2)	—	(0.3)
Total large loss ratio	—%	1.3%	1.3%	—%	(0.5)%	—%	(0.4)%	(0.3)%	0.7%	(0.3)%	0.9%	(0.2)%	0.7%	(0.3)%
Losses incurred but not reported	16.9	7.1	11.6	21.6	10.9	11.9	15.2	21.3	16.4	18.0	13.2	15.9	14.2	14.6
Other losses excluding catastrophe losses	27.2	35.4	33.8	26.8	35.2	33.2	33.5	22.2	30.4	28.1	32.1	29.9	30.8	31.3
Catastrophe losses	1.0	1.5	1.9	0.5	0.6	(0.9)	1.3	1.1	1.2	1.2	1.3	0.5	1.2	0.5
Total loss ratio	45.1%	45.3%	48.6%	48.9%	46.2%	44.2%	49.6%	44.3%	48.7%	47.0%	47.5%	46.1%	46.9%	46.1%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Consolidated
Current accident year reported losses greater than $5,000,000	1	3	5	—	5	4	6	5	5	11	8	15	10	22
Current accident year reported losses $2,000,000 - $5,000,000	14	18	11	8	17	19	11	5	19	16	37	35	49	49
Prior accident year reported losses on large losses	11	6	9	7	14	3	7	3	16	10	22	13	33	27
Non-Catastrophe reported losses on large losses total	26	27	25	15	36	26	24	13	40	37	67	63	92	98
Commercial Lines
Current accident year reported losses greater than $5,000,000	—	2	5	—	5	3	4	4	5	8	7	11	8	17
Current accident year reported losses $2,000,000 - $5,000,000	7	12	4	4	13	11	9	4	8	13	20	24	26	35
Prior accident year reported losses on large losses	11	6	9	4	14	3	7	2	13	9	19	12	30	26
Non-Catastrophe reported losses on large losses total	18	20	18	8	32	17	20	10	26	30	46	47	64	78
Personal Lines
Current accident year reported losses greater than $5,000,000	1	1	—	—	—	1	2	1	—	3	1	4	2	5
Current accident year reported losses $2,000,000 - $5,000,000	7	5	6	4	4	8	2	1	10	3	15	11	21	14
Prior accident year reported losses on large losses	—	—	—	3	—	—	—	1	3	1	3	1	3	1
Non-Catastrophe reported losses on large losses total	8	6	6	7	4	9	4	3	13	7	19	16	26	20
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current accident year reported losses $2,000,000 - $5,000,000	—	1	1	—	—	—	—	—	1	—	2	—	2	—
Prior accident year reported losses on large losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Catastrophe reported losses on large losses total	—	1	1	—	—	—	—	—	1	—	2	—	2	—
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2024 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Twelve Months Ended December 31, 2024
(Dollars in millions)	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2024	2023
										Total	Total
OH	$205.4	$240.0	$126.4	$0.1	$57.7	$173.0	$197.1	$48.1	$34.9	$1,082.4	$972.2	7.3	18.0	10.6	11.3
IL	80.6	92.7	42.2	27.5	20.7	75.7	88.7	21.8	43.9	493.7	421.0	8.3	32.5	18.0	17.3
NY	92.2	62.0	23.7	10.6	18.5	46.5	122.9	33.0	56.8	466.4	403.2	11.9	14.7	36.7	15.7
NC	71.4	117.7	43.0	13.2	24.9	46.0	60.8	14.2	25.9	417.2	354.3	13.7	31.6	5.6	17.8
GA	49.5	68.5	37.1	8.1	23.8	74.1	75.3	17.9	31.9	386.2	351.3	4.5	14.8	19.6	9.9
IN	73.0	80.9	44.3	19.6	20.9	41.9	53.7	11.2	22.3	367.9	319.1	12.8	22.1	11.9	15.3
TX	59.3	28.5	39.2	3.6	15.1	44.6	88.7	18.3	51.1	348.3	291.2	(3.3)	58.6	13.5	19.6
PA	83.6	76.8	45.6	22.7	17.6	23.8	30.2	8.7	29.5	338.6	316.0	3.2	24.4	10.0	7.2
MO	57.5	61.7	37.5	14.3	9.8	48.7	66.1	9.0	25.7	330.5	261.6	10.7	61.7	19.0	26.3
MI	52.0	61.6	31.8	9.6	16.4	43.4	43.0	9.2	22.5	289.5	249.4	6.3	38.8	16.4	16.1
TN	52.6	71.2	36.0	7.4	17.0	28.1	45.7	10.1	19.2	287.4	254.6	6.9	27.1	18.3	12.9
VA	59.0	54.2	38.3	12.4	20.0	24.6	30.5	9.3	13.8	262.1	223.6	11.8	37.7	12.0	17.2
CA	1.7	2.0	1.8	3.0	0.7	24.9	197.1	26.3	0.7	258.3	212.6	9.4	22.5	(49.4)	21.5
KY	41.9	54.4	33.5	4.1	15.2	36.0	41.0	7.9	14.8	248.7	215.5	7.9	28.1	32.5	15.4
AL	38.8	56.0	25.9	2.0	15.8	29.1	51.9	9.0	19.1	247.6	223.4	11.0	14.3	(3.6)	10.9
FL	35.9	16.2	28.4	2.5	14.6	10.9	40.3	17.5	37.3	203.8	210.3	(8.4)	6.9	(5.4)	(3.1)
WI	34.4	41.5	16.5	15.9	11.2	19.6	22.4	7.6	16.8	185.7	162.4	5.9	40.0	17.6	14.4
WA	30.8	22.1	20.8	—	7.6	29.9	24.6	6.7	15.3	157.8	113.4	16.1	85.3	48.0	39.2
MN	29.4	37.6	10.9	6.3	8.9	15.3	24.6	5.4	17.1	155.6	142.5	5.2	18.9	8.1	9.2
MD	24.3	21.7	17.6	6.2	7.9	25.8	30.8	9.2	9.3	152.7	131.6	5.7	38.3	(12.0)	16.1
AZ	27.6	22.4	18.0	3.2	7.4	21.9	25.5	8.2	13.5	147.6	118.0	6.7	70.4	15.3	25.1
CT	16.0	13.5	7.0	4.2	2.6	36.0	46.2	13.5	5.7	144.7	106.4	21.1	45.4	18.8	36.0
OR	41.9	24.0	26.4	0.3	7.5	10.5	8.6	2.0	17.5	138.7	114.7	13.1	61.5	33.8	20.9
MA	21.0	14.7	9.9	3.9	3.0	18.0	45.9	10.3	7.9	134.6	101.3	28.7	38.1	15.8	32.8
UT	24.7	21.9	16.7	2.4	6.2	18.4	18.0	2.8	17.0	128.0	106.6	11.2	53.2	3.1	20.0
KS	24.1	26.3	18.4	5.3	6.0	14.5	21.3	3.8	5.9	125.7	98.0	16.7	65.7	9.1	28.2
AR	20.1	30.8	22.5	2.8	5.6	12.5	18.2	3.8	8.8	125.2	106.3	12.5	35.3	9.9	17.8
CO	23.4	14.4	15.5	1.7	4.6	6.6	21.9	2.3	22.8	113.1	93.8	8.7	48.0	25.1	20.6
MT	34.0	29.1	18.7	0.5	5.7	4.4	10.1	1.3	8.3	112.2	97.0	10.8	35.9	39.7	15.6
SC	15.5	20.0	10.6	3.7	6.4	15.9	21.8	3.5	12.2	109.6	94.9	4.4	37.4	10.8	15.6
IA	18.4	26.1	8.9	5.5	8.0	9.3	12.6	2.1	6.6	97.6	86.6	1.8	59.2	15.9	12.7
NJ	15.0	12.5	6.4	4.0	3.6	11.6	19.1	8.2	10.9	91.4	74.3	19.1	28.9	18.2	23.0
ID	21.4	19.1	12.4	0.6	4.5	3.7	5.1	1.0	5.7	73.7	70.3	2.1	20.9	9.8	4.8
NE	13.9	16.5	11.0	3.4	3.3	0.5	1.3	0.2	7.5	57.5	54.5	5.3	(10.0)	13.5	5.6
WV	11.7	15.2	9.7	1.1	2.0	0.4	1.0	0.1	7.5	48.7	43.0	9.9	82.3	22.4	13.1
VT	8.3	10.0	4.6	3.7	3.3	2.6	5.0	0.8	3.6	41.8	37.4	6.4	22.0	46.1	11.9
NM	9.3	7.9	6.6	0.5	2.8	1.1	1.9	0.3	5.4	35.9	33.5	2.4	52.4	12.9	7.2
NH	6.4	7.2	3.7	1.6	1.9	3.6	5.9	1.6	2.6	34.3	30.8	3.3	34.5	2.4	11.5
DE	9.1	7.2	4.8	2.1	2.2	1.9	3.1	0.6	2.5	33.5	28.5	12.6	70.9	(4.9)	17.7
WY	7.0	6.8	5.0	—	1.5	0.3	1.7	0.2	3.2	25.8	21.6	17.2	47.1	19.5	19.7
SD	6.0	6.8	3.9	1.8	1.9	—	—	—	1.5	21.9	19.3	12.7	—	25.8	13.5
NV	1.5	1.4	2.4	0.7	0.4	6.0	5.1	1.9	2.3	21.7	10.2	97.4	118.3	131.6	113.0
DC	3.3	2.3	0.3	1.1	1.8	2.3	3.0	1.1	3.0	18.2	14.0	14.2	77.8	9.8	29.6
ND	3.6	5.0	2.5	—	1.7	1.1	1.5	0.4	1.4	17.4	17.8	(7.1)	14.2	13.8	(2.4)
RI	1.0	1.0	0.9	0.3	0.1	1.7	6.7	1.8	2.1	15.6	10.6	75.1	41.7	36.5	46.9
ME	1.1	0.9	0.4	0.2	0.4	2.0	5.7	0.9	0.9	12.4	7.3	(2.0)	145.3	15.5	69.2
All Other States	2.0	1.2	1.6	1.9	1.8	0.3	4.8	0.1	0.5	13.9	12.1	(4.9)	92.4	(40.4)	13.9
Total	$1,561.0	$1,631.8	$949.3	$245.4	$440.3	$1,069.2	$1,656.1	$373.4	$694.9	$8,621.2	$7,438.0	8.2	30.5	15.0	15.5
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful
*Total excludes Cincinnati Re, Cincinnati Global and other direct, such as assigned risk pools.

CINF Fourth-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Commercial casualty:
Net written premiums	$385	$364	$391	$417	$361	$331	$378	$404	$808	$782	$1,172	$1,114	$1,557	$1,475
Year over year change %-written premium	7%	10%	3%	3%	2%	2%	1%	4%	3%	2%	5%	2%	6%	2%
Earned premiums	$390	$381	$372	$365	$366	$365	$373	$377	$737	$750	$1,118	$1,115	$1,508	$1,481
Current accident year before catastrophe losses	72.9%	74.1%	69.6%	73.6%	69.6%	68.3%	70.5%	72.6%	71.6%	71.6%	72.5%	70.5%	72.6%	70.3%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(0.3)	(0.4)	7.6	0.1	14.0	—	(9.2)	(0.3)	3.9	(4.8)	2.4	(3.2)	1.7	1.0
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	72.6%	73.7%	77.2%	73.7%	83.6%	68.3%	61.3%	72.3%	75.5%	66.8%	74.9%	67.3%	74.3%	71.3%
Commercial property:
Net written premiums	$383	$389	$392	$362	$338	$344	$335	$316	$754	$650	$1,143	$994	$1,526	$1,332
Year over year change %-written premium	13%	13%	17%	15%	14%	11%	9%	6%	16%	7%	15%	9%	15%	10%
Earned premiums	$373	$361	$348	$336	$331	$321	$312	$299	$684	$611	$1,045	$933	$1,418	$1,264
Current accident year before catastrophe losses	22.3%	40.9%	45.7%	48.5%	44.4%	45.2%	43.4%	49.0%	47.0%	46.1%	44.9%	45.8%	39.0%	45.5%
Current accident year catastrophe losses	7.7	16.7	28.9	21.3	5.0	23.0	35.0	34.7	25.2	34.9	22.3	30.8	18.4	24.0
Prior accident years before catastrophe losses	3.2	(7.8)	(3.9)	(4.2)	(3.2)	(2.8)	(1.5)	(7.8)	(4.0)	(4.6)	(5.4)	(4.0)	(3.1)	(3.8)
Prior accident years catastrophe losses	(2.6)	(1.3)	(2.1)	(2.5)	(2.6)	(0.5)	(1.4)	2.4	(2.3)	0.5	(1.9)	0.2	(2.1)	(0.6)
Total loss and loss expense ratio	30.6%	48.5%	68.6%	63.1%	43.6%	64.9%	75.5%	78.3%	65.9%	76.9%	59.9%	72.8%	52.2%	65.1%
Commercial auto:
Net written premiums	$223	$223	$248	$259	$207	$199	$233	$239	$506	$472	$730	$671	$953	$878
Year over year change %-written premium	8%	12%	6%	8%	3%	3%	3%	1%	7%	2%	9%	2%	9%	2%
Earned premiums	$237	$231	$228	$220	$218	$216	$214	$213	$448	$428	$679	$644	$916	$862
Current accident year before catastrophe losses	65.5%	66.7%	67.9%	70.0%	65.0%	70.1%	68.3%	73.5%	68.9%	70.9%	68.2%	70.6%	67.5%	69.2%
Current accident year catastrophe losses	(3.3)	2.2	4.4	1.6	(1.1)	(0.8)	6.7	0.9	3.0	3.8	2.7	2.3	1.2	1.5
Prior accident years before catastrophe losses	2.4	0.2	(3.8)	(0.8)	(2.6)	0.7	(1.4)	2.7	(2.4)	0.7	(1.5)	0.6	(0.5)	(0.2)
Prior accident years catastrophe losses	(0.2)	—	—	(0.1)	—	—	(0.3)	(1.5)	—	(1.0)	—	(0.6)	(0.1)	(0.5)
Total loss and loss expense ratio	64.4%	69.1%	68.5%	70.7%	61.3%	70.0%	73.3%	75.6%	69.5%	74.4%	69.4%	72.9%	68.1%	70.0%
Workers' compensation:
Net written premiums	$54	$56	$55	$79	$57	$57	$65	$82	$134	$147	$190	$203	$244	$260
Year over year change %-written premium	(5)%	(2)%	(15)%	(4)%	(11)%	(5)%	(6)%	(5)%	(9)%	(5)%	(6)%	(5)%	(6)%	(6)%
Earned premiums	$60	$61	$59	$61	$65	$66	$72	$74	$120	$146	$182	$212	$242	$277
Current accident year before catastrophe losses	87.9%	88.2%	86.5%	91.5%	87.2%	90.3%	90.0%	83.2%	89.0%	86.5%	88.8%	87.7%	88.5%	87.6%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(44.4)	(26.7)	(46.9)	(19.3)	(31.1)	(30.7)	(15.4)	(19.6)	(32.9)	(17.5)	(30.8)	(21.6)	(34.2)	(23.9)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	43.5%	61.5%	39.6%	72.2%	56.1%	59.6%	74.6%	63.6%	56.1%	69.0%	58.0%	66.1%	54.3%	63.7%
Other commercial:
Net written premiums	$98	$106	$100	$106	$97	$98	$95	$100	$207	$196	$312	$294	$410	$391
Year over year change %-written premium	1%	8%	5%	6%	5%	3%	2%	15%	6%	9%	6%	7%	5%	7%
Earned premiums	$100	$103	$100	$100	$100	$94	$95	$93	$200	$187	$302	$280	$402	$380
Current accident year before catastrophe losses	47.9%	50.5%	40.7%	40.5%	34.5%	39.1%	35.2%	38.1%	40.6%	36.6%	43.9%	37.4%	44.9%	36.7%
Current accident year catastrophe losses	0.1	0.1	—	0.1	—	0.2	0.1	—	0.1	0.1	0.1	0.1	0.1	0.1
Prior accident years before catastrophe losses	—	0.4	0.2	(2.8)	(4.0)	(5.8)	(0.8)	(2.5)	(1.3)	(1.6)	(0.6)	(3.0)	(0.5)	(3.3)
Prior accident years catastrophe losses	—	(0.1)	0.1	0.1	0.1	—	—	(0.1)	0.1	(0.1)	—	—	—	—
Total loss and loss expense ratio	48.0%	50.9%	41.0%	37.9%	30.6%	33.5%	34.5%	35.5%	39.5%	35.0%	43.4%	34.5%	44.5%	33.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Fourth-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Personal auto:
Net written premiums	$270	$296	$283	$216	$207	$227	$212	$163	$499	$374	$795	$602	$1,065	$809
Year over year change %-written premium	30%	30%	33%	33%	31%	27%	20%	16%	33%	18%	32%	21%	32%	24%
Earned premiums	$258	$242	$224	$208	$197	$185	$173	$166	$432	$339	$674	$524	$932	$721
Current accident year before catastrophe losses	70.0%	68.7%	73.3%	73.8%	66.7%	73.2%	76.6%	78.8%	73.5%	77.7%	71.8%	76.0%	71.3%	73.6%
Current accident year catastrophe losses	(3.6)	6.6	3.6	3.4	(1.1)	(3.4)	8.9	4.2	3.5	6.6	4.6	3.1	2.3	1.9
Prior accident years before catastrophe losses	4.0	1.5	5.3	(1.9)	(1.3)	—	(4.1)	0.3	1.9	(1.9)	1.7	(1.2)	2.4	(1.3)
Prior accident years catastrophe losses	—	—	(0.1)	(0.7)	—	(0.1)	(0.7)	(2.7)	(0.4)	(1.7)	(0.2)	(1.1)	(0.2)	(0.8)
Total loss and loss expense ratio	70.4%	76.8%	82.1%	74.6%	64.3%	69.7%	80.7%	80.6%	78.5%	80.7%	77.9%	76.8%	75.8%	73.4%
Homeowner:
Net written premiums	$394	$442	$433	$303	$298	$339	$330	$222	$736	$552	$1,178	$890	$1,572	$1,188
Year over year change %-written premium	32%	30%	31%	36%	32%	33%	27%	23%	33%	25%	32%	28%	32%	29%
Earned premiums	$379	$352	$326	$303	$289	$271	$251	$232	$629	$484	$981	$755	$1,360	$1,044
Current accident year before catastrophe losses	34.2%	40.9%	42.2%	46.9%	42.2%	45.0%	47.4%	46.5%	44.4%	46.9%	43.1%	46.3%	40.7%	45.1%
Current accident year catastrophe losses	2.6	47.4	38.5	21.0	9.2	30.2	33.5	56.1	30.1	44.4	36.3	39.3	26.9	31.0
Prior accident years before catastrophe losses	(1.3)	(1.4)	1.2	(2.0)	(2.5)	(1.0)	0.7	(2.6)	(0.3)	(0.8)	(0.7)	(0.9)	(0.9)	(1.4)
Prior accident years catastrophe losses	(3.1)	(1.7)	(1.7)	(6.3)	(0.8)	(2.1)	(3.9)	(9.1)	(4.0)	(6.4)	(3.1)	(4.9)	(3.1)	(3.7)
Total loss and loss expense ratio	32.4%	85.2%	80.2%	59.6%	48.1%	72.1%	77.7%	90.9%	70.2%	84.1%	75.6%	79.8%	63.6%	71.0%
Other personal:
Net written premiums	$89	$94	$103	$76	$74	$80	$87	$63	$179	$151	$273	$231	$362	$305
Year over year change %-written premium	20%	18%	18%	21%	21%	18%	19%	19%	19%	19%	18%	18%	19%	19%
Earned premiums	$89	$84	$81	$77	$74	$71	$69	$66	$158	$134	$242	$205	$331	$279
Current accident year before catastrophe losses	57.0%	66.5%	54.6%	57.4%	48.3%	55.7%	56.7%	58.9%	56.0%	57.7%	59.7%	57.1%	59.0%	54.7%
Current accident year catastrophe losses	14.0	4.1	5.3	2.3	1.8	5.4	11.7	3.5	3.8	7.7	3.9	6.9	6.6	5.6
Prior accident years before catastrophe losses	7.3	8.7	(5.8)	(2.6)	2.2	1.0	2.3	(1.2)	(4.3)	0.6	0.2	0.7	2.1	1.1
Prior accident years catastrophe losses	—	—	0.2	(0.3)	(0.1)	(0.4)	0.7	1.3	—	1.0	—	0.5	—	0.3
Total loss and loss expense ratio	78.3%	79.3%	54.3%	56.8%	52.2%	61.7%	71.4%	62.5%	55.5%	67.0%	63.8%	65.2%	67.7%	61.7%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Excess & Surplus:
Net written premiums	$171	$157	$180	$146	$150	$128	$156	$136	$326	$292	$483	$420	$654	$570
Year over year change %-written premium	14%	23%	15%	7%	23%	6%	16%	10%	12%	13%	15%	11%	15%	14%
Earned premiums	$168	$157	$151	$139	$148	$135	$132	$127	$290	$259	$447	$394	$615	$542
Current accident year before catastrophe losses	63.1%	64.2%	64.0%	65.7%	60.5%	64.8%	69.7%	69.2%	64.8%	69.5%	64.6%	67.9%	64.2%	65.9%
Current accident year catastrophe losses	1.0	1.7	1.4	0.9	0.5	(0.6)	1.4	1.5	1.2	1.4	1.4	0.8	1.3	0.7
Prior accident years before catastrophe losses	2.3	2.9	1.6	(1.7)	1.4	0.9	(4.7)	(6.2)	—	(5.4)	1.0	(3.3)	1.4	(2.0)
Prior accident years catastrophe losses	0.1	(0.2)	0.5	(0.4)	0.2	(0.2)	—	(0.3)	—	(0.1)	—	(0.2)	—	(0.1)
Total loss and loss expense ratio	66.5%	68.6%	67.5%	64.5%	62.6%	64.9%	66.4%	64.2%	66.0%	65.4%	67.0%	65.2%	66.9%	64.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the twelve months ended December 31, 2024
Commercial casualty	$583	$204	$787	$10	$293	$32	$335	$593	$293	$236	$1,122
Commercial property	684	74	758	(111)	83	9	(19)	573	83	83	739
Commercial auto	462	87	549	5	52	17	74	467	52	104	623
Workers' compensation	124	31	155	(42)	24	—	(18)	82	24	31	137
Other commercial	123	20	143	16	19	9	44	139	19	29	187
Total commercial lines	1,976	416	2,392	(122)	471	67	416	1,854	471	483	2,808

Personal auto	510	97	607	38	32	27	97	548	32	124	704
Homeowners	699	96	795	29	12	30	71	728	12	126	866
Other personal	161	11	172	1	47	3	51	162	47	14	223
Total personal lines	1,370	204	1,574	68	91	60	219	1,438	91	264	1,793

Excess & surplus lines	177	70	247	35	89	53	177	212	89	123	424
Other	270	16	286	11	137	2	150	281	137	18	436
Total property casualty	$3,793	$706	$4,499	$(8)	$788	$182	$962	$3,785	$788	$888	$5,461

Ceded loss and loss expense incurred for the twelve months ended December 31, 2024
Commercial casualty	$(1)	$1	$—	$(3)	$4	$—	$1	$(4)	$4	$1	$1
Commercial property	26	1	27	(21)	(3)	(2)	(26)	5	(3)	(1)	1
Commercial auto	1	—	1	(1)	(1)	—	(2)	—	(1)	—	(1)
Workers' compensation	6	—	6	1	(2)	—	(1)	7	(2)	—	5
Other commercial	22	1	23	(15)	(1)	—	(16)	7	(1)	1	7
Total commercial lines	54	3	57	(39)	(3)	(2)	(44)	15	(3)	1	13

Personal auto	2	—	2	(1)	(2)	—	(3)	1	(2)	—	(1)
Homeowners	7	—	7	(4)	(2)	—	(6)	3	(2)	—	1
Other personal	—	—	—	—	(2)	—	(2)	—	(2)	—	(2)
Total personal lines	9	—	9	(5)	(6)	—	(11)	4	(6)	—	(2)

Excess & surplus lines	17	1	18	(6)	1	—	(5)	11	1	1	13
Other	33	1	34	(15)	(18)	—	(33)	18	(18)	1	1
Total property casualty	$113	$5	$118	$(65)	$(26)	$(2)	$(93)	$48	$(26)	$3	$25

Net loss and loss expense incurred for the twelve months ended December 31, 2024
Commercial casualty	$584	$203	$787	$13	$289	$32	$334	$597	$289	$235	$1,121
Commercial property	658	73	731	(90)	86	11	7	568	86	84	738
Commercial auto	461	87	548	6	53	17	76	467	53	104	624
Workers' compensation	118	31	149	(43)	26	—	(17)	75	26	31	132
Other commercial	101	19	120	31	20	9	60	132	20	28	180
Total commercial lines	1,922	413	2,335	(83)	474	69	460	1,839	474	482	2,795

Personal auto	508	97	605	39	34	27	100	547	34	124	705
Homeowners	692	96	788	33	14	30	77	725	14	126	865
Other personal	161	11	172	1	49	3	53	162	49	14	225
Total personal lines	1,361	204	1,565	73	97	60	230	1,434	97	264	1,795

Excess & surplus lines	160	69	229	41	88	53	182	201	88	122	411
Other	237	15	252	26	155	2	183	263	155	17	435
Total property casualty	$3,680	$701	$4,381	$57	$814	$184	$1,055	$3,737	$814	$885	$5,436

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Other data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended December 31, 2024
Commercial casualty	$148	$51	$199	$(3)	$74	$16	$87	$145	$74	$67	$286
Commercial property	161	19	180	(46)	(29)	5	(70)	115	(29)	24	110
Commercial auto	123	21	144	(4)	5	6	7	119	5	27	151
Workers' compensation	32	8	40	(14)	1	3	(10)	18	1	11	30
Other commercial	26	5	31	6	7	8	21	32	7	13	52
Total commercial lines	490	104	594	(61)	58	38	35	429	58	142	629

Personal auto	144	24	168	11	(10)	12	13	155	(10)	36	181
Homeowners	213	29	242	10	(136)	8	(118)	223	(136)	37	124
Other personal	33	3	36	12	18	1	31	45	18	4	67
Total personal lines	390	56	446	33	(128)	21	(74)	423	(128)	77	372

Excess & surplus lines	43	19	62	9	28	16	53	52	28	35	115
Other	80	6	86	20	36	1	57	100	36	7	143
Total property casualty	$1,003	$185	$1,188	$1	$(6)	$76	$71	$1,004	$(6)	$261	$1,259

Ceded loss and loss expense incurred for the three months ended December 31, 2024
Commercial casualty	$(2)	$—	$(2)	$(2)	$6	$—	$4	$(4)	$6	$—	$2
Commercial property	5	—	5	(5)	(2)	(2)	(9)	—	(2)	(2)	(4)
Commercial auto	—	—	—	—	(1)	—	(1)	—	(1)	—	(1)
Workers' compensation	3	—	3	1	—	—	1	4	—	—	4
Other commercial	3	—	3	2	(1)	—	1	5	(1)	—	4
Total commercial lines	9	—	9	(4)	2	(2)	(4)	5	2	(2)	5

Personal auto	—	—	—	—	(1)	—	(1)	—	(1)	—	(1)
Homeowners	2	—	2	—	(1)	—	(1)	2	(1)	—	1
Other personal	—	—	—	—	(2)	—	(2)	—	(2)	—	(2)
Total personal lines	2	—	2	—	(4)	—	(4)	2	(4)	—	(2)

Excess & surplus lines	4	—	4	(1)	—	—	(1)	3	—	—	3
Other	10	—	10	(5)	(7)	—	(12)	5	(7)	—	(2)
Total property casualty	$25	$—	$25	$(10)	$(9)	$(2)	$(21)	$15	$(9)	$(2)	$4

Net loss and loss expense incurred for the three months ended December 31, 2024
Commercial casualty	$150	$51	$201	$(1)	$68	$16	$83	$149	$68	$67	$284
Commercial property	156	19	175	(41)	(27)	7	(61)	115	(27)	26	114
Commercial auto	123	21	144	(4)	6	6	8	119	6	27	152
Workers' compensation	29	8	37	(15)	1	3	(11)	14	1	11	26
Other commercial	23	5	28	4	8	8	20	27	8	13	48
Total commercial lines	481	104	585	(57)	56	40	39	424	56	144	624

Personal auto	144	24	168	11	(9)	12	14	155	(9)	36	182
Homeowners	211	29	240	10	(135)	8	(117)	221	(135)	37	123
Other personal	33	3	36	12	20	1	33	45	20	4	69
Total personal lines	388	56	444	33	(124)	21	(70)	421	(124)	77	374

Excess & surplus lines	39	19	58	10	28	16	54	49	28	35	112
Other	70	6	76	25	43	1	69	95	43	7	145
Total property casualty	$978	$185	$1,163	$11	$3	$78	$92	$989	$3	$263	$1,255

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Other data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Premiums
Agency renewal written premiums	$1,759	$1,795	$1,843	$1,683	$1,534	$1,549	$1,643	$1,535	$3,526	$3,178	$5,321	$4,727	$7,080	$6,261
Agency new business written premiums	382	406	407	346	310	313	303	251	753	554	1,159	867	1,541	1,177
Other written premiums	102	92	209	219	76	95	204	233	428	437	520	532	622	608
Net written premiums	$2,243	$2,293	$2,459	$2,248	$1,920	$1,957	$2,150	$2,019	$4,707	$4,169	$7,000	$6,126	$9,243	$8,046
Unearned premium change	41	(76)	(384)	(256)	64	—	(287)	(178)	(640)	(465)	(716)	(465)	(675)	(401)
Earned premiums	$2,284	$2,217	$2,075	$1,992	$1,984	$1,957	$1,863	$1,841	$4,067	$3,704	$6,284	$5,661	$8,568	$7,645
Year over year change %
Agency renewal written premiums	15%	16%	12%	10%	10%	11%	11%	10%	11%	10%	13%	11%	13%	11%
Agency new business written premiums	23	30	34	38	30	19	6	3	36	5	34	9	31	14
Other written premiums	34	(3)	2	(6)	27	(1)	4	(10)	(2)	(4)	(2)	(3)	2	—
Net written premiums	17	17	14	11	13	12	9	6	13	8	14	9	15	10
Paid losses and loss expenses
Losses paid	$978	$946	$893	$861	$933	$907	$924	$893	$1,755	$1,816	$2,701	$2,723	$3,680	$3,656
Loss expenses paid	185	168	174	176	158	151	157	153	349	311	517	462	701	620
Loss and loss expenses paid	$1,163	$1,114	$1,067	$1,037	$1,091	$1,058	$1,081	$1,046	$2,104	$2,127	$3,218	$3,185	$4,381	$4,276
Incurred losses and loss expenses
Loss and loss expense incurred	$1,255	$1,499	$1,412	$1,270	$1,118	$1,261	$1,262	$1,317	$2,682	$2,579	$4,181	$3,840	$5,436	$4,958
Loss and loss expenses paid as a % of incurred	92.7%	74.3%	75.6%	81.7%	97.6%	83.9%	85.7%	79.4%	78.4%	82.5%	77.0%	82.9%	80.6%	86.2%
Statutory combined ratio
Loss ratio	43.2%	58.3%	59.1%	55.2%	47.8%	54.9%	58.3%	60.5%	57.2%	59.4%	57.6%	57.8%	53.8%	55.3%
Loss adjustment expense ratio	11.8	11.0	10.1	9.6	10.3	10.3	9.7	11.6	9.8	10.7	10.2	10.6	10.6	10.5
Net underwriting expense ratio	30.2	28.5	27.7	27.5	31.3	29.1	27.7	27.5	27.6	27.6	27.9	28.1	28.5	28.8
US Statutory combined ratio	85.2%	97.8%	96.9%	92.3%	89.4%	94.3%	95.7%	99.6%	94.6%	97.7%	95.7%	96.5%	92.9%	94.6%
Contribution from catastrophe losses	2.8	13.4	11.6	6.1	1.8	8.7	12.3	12.7	8.9	12.5	10.5	11.2	8.4	8.8
Statutory combined ratio excl. catastrophe losses	82.4%	84.4%	85.3%	86.2%	87.6%	85.6%	83.4%	86.9%	85.7%	85.2%	85.2%	85.3%	84.5%	85.8%
GAAP combined ratio
GAAP combined ratio	84.7%	97.4%	98.5%	93.6%	87.5%	94.4%	97.6%	100.7%	96.1%	99.2%	96.5%	97.5%	93.4%	94.9%
Contribution from catastrophe losses	4.0	13.0	11.2	5.9	1.3	9.1	12.0	12.8	8.6	12.4	10.1	11.3	8.5	8.7
GAAP combined ratio excl. catastrophe losses	80.7%	84.4%	87.3%	87.7%	86.2%	85.3%	85.6%	87.9%	87.5%	86.8%	86.4%	86.2%	84.9%	86.2%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
*Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.

CINF Fourth-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Premiums
Agency renewal written premiums	$1,001	$987	$1,023	$1,076	$936	$914	$985	$1,041	$2,099	$2,026	$3,086	$2,940	$4,087	$3,876
Agency new business written premiums	179	187	193	182	153	148	149	134	375	283	562	431	741	584
Other written premiums	(37)	(36)	(30)	(35)	(29)	(33)	(28)	(34)	(65)	(62)	(101)	(95)	(138)	(124)
Net written premiums	$1,143	$1,138	$1,186	$1,223	$1,060	$1,029	$1,106	$1,141	$2,409	$2,247	$3,547	$3,276	$4,690	$4,336
Unearned premium change	17	(1)	(79)	(141)	20	33	(40)	(85)	(220)	(125)	(221)	(92)	(204)	(72)
Earned premiums	$1,160	$1,137	$1,107	$1,082	$1,080	$1,062	$1,066	$1,056	$2,189	$2,122	$3,326	$3,184	$4,486	$4,264
Year over year change %
Agency renewal written premiums	7%	8%	4%	3%	3%	6%	5%	7%	4%	6%	5%	6%	5%	6%
Agency new business written premiums	17	26	30	36	18	(1)	(10)	(14)	33	(12)	30	(8)	27	(3)
Other written premiums	(28)	(9)	(7)	(3)	6	(32)	(4)	(13)	(5)	(9)	(6)	(16)	(11)	(10)
Net written premiums	8	11	7	7	5	5	3	4	7	4	8	4	8	4
Paid losses and loss expenses
Losses paid	$481	$500	$460	$479	$549	$490	$550	$513	$941	$1,063	$1,440	$1,552	$1,922	$2,101
Loss expenses paid	104	102	103	106	93	92	96	97	207	193	311	285	413	379
Loss and loss expenses paid	$585	$602	$563	$585	$642	$582	$646	$610	$1,148	$1,256	$1,751	$1,837	$2,335	$2,480
Incurred losses and loss expenses
Loss and loss expense incurred	$624	$706	$746	$719	$651	$680	$708	$748	$1,465	$1,456	$2,171	$2,136	$2,795	$2,787
Loss and loss expenses paid as a % of incurred	93.8%	85.3%	75.5%	81.4%	98.6%	85.6%	91.2%	81.6%	78.4%	86.3%	80.7%	86.0%	83.5%	89.0%
Statutory combined ratio
Loss ratio	41.4%	51.0%	57.8%	56.5%	48.9%	53.4%	56.5%	57.9%	57.2%	57.2%	55.1%	55.9%	51.5%	54.1%
Loss adjustment expense ratio	12.4	11.1	9.6	9.9	11.4	10.6	9.9	12.9	9.7	11.4	10.2	11.2	10.8	11.2
Net underwriting expense ratio	31.4	31.2	29.9	27.4	32.6	31.8	29.4	27.7	28.7	28.5	29.4	29.5	29.9	30.3
Statutory combined ratio	85.2%	93.3%	97.3%	93.8%	92.9%	95.8%	95.8%	98.5%	95.6%	97.1%	94.7%	96.6%	92.2%	95.6%
Contribution from catastrophe losses	0.9	5.4	9.3	6.2	0.5	6.7	11.1	10.4	7.8	10.7	6.9	9.4	5.4	7.2
Statutory combined ratio excl. catastrophe losses	84.3%	87.9%	88.0%	87.6%	92.4%	89.1%	84.7%	88.1%	87.8%	86.4%	87.8%	87.2%	86.8%	88.4%
GAAP combined ratio
GAAP combined ratio	84.5%	93.0%	99.1%	96.5%	92.2%	95.2%	96.9%	100.4%	97.9%	98.6%	96.2%	97.5%	93.2%	96.2%
Contribution from catastrophe losses	0.9	5.4	9.3	6.2	0.5	6.7	11.1	10.4	7.8	10.7	6.9	9.4	5.4	7.2
GAAP combined ratio excl. catastrophe losses	83.6%	87.6%	89.8%	90.3%	91.7%	88.5%	85.8%	90.0%	90.1%	87.9%	89.3%	88.1%	87.8%	89.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Premiums
Agency renewal written premiums	$625	$695	$681	$494	$486	$542	$541	$388	$1,175	$929	$1,870	$1,471	$2,495	$1,957
Agency new business written premiums	154	165	163	122	109	122	106	79	285	185	450	307	604	416
Other written premiums	(26)	(28)	(25)	(21)	(16)	(18)	(18)	(19)	(46)	(37)	(74)	(55)	(100)	(71)
Net written premiums	$753	$832	$819	$595	$579	$646	$629	$448	$1,414	$1,077	$2,246	$1,723	$2,999	$2,302
Unearned premium change	(27)	(154)	(188)	(7)	(19)	(119)	(136)	16	(195)	(120)	(349)	(239)	(376)	(258)
Earned premiums	$726	$678	$631	$588	$560	$527	$493	$464	$1,219	$957	$1,897	$1,484	$2,623	$2,044
Year over year change %
Agency renewal written premiums	29%	28%	26%	27%	24%	24%	24%	17%	26%	20%	27%	22%	27%	22%
Agency new business written premiums	41	35	54	54	45	51	20	52	54	32	47	39	45	41
Other written premiums	(63)	(56)	(39)	(11)	30	(13)	(13)	(73)	(24)	(37)	(35)	(28)	(41)	(8)
Net written premiums	30	29	30	33	30	29	23	20	31	22	30	24	30	26
Paid losses and loss expenses
Losses paid	$388	$355	$335	$282	$277	$324	$298	$288	$618	$585	$973	$909	$1,361	$1,185
Loss expenses paid	56	46	51	51	45	39	44	40	102	85	148	123	204	168
Loss and loss expenses paid	$444	$401	$386	$333	$322	$363	$342	$328	$720	$670	$1,121	$1,032	$1,565	$1,353
Incurred losses and loss expenses
Loss and loss expense incurred	$374	$553	$489	$379	$304	$368	$384	$386	$868	$770	$1,421	$1,138	$1,795	$1,442
Loss and loss expenses paid as a % of incurred	118.7%	72.5%	78.9%	87.9%	105.9%	98.6%	89.1%	85.0%	82.9%	87.0%	78.9%	90.7%	87.2%	93.8%
Statutory combined ratio
Loss ratio	41.1%	71.7%	67.1%	55.2%	45.9%	60.7%	68.3%	73.6%	61.3%	70.9%	65.0%	67.3%	58.4%	61.4%
Loss adjustment expense ratio	10.4	9.8	10.5	9.3	8.4	9.2	9.6	9.6	9.9	9.6	9.9	9.4	10.0	9.2
Net underwriting expense ratio	28.5	25.8	25.2	29.6	30.0	26.3	25.5	30.0	27.1	27.4	26.6	27.0	27.1	27.7
Statutory combined ratio	80.0%	107.3%	102.8%	94.1%	84.3%	96.2%	103.4%	113.2%	98.3%	107.9%	101.5%	103.7%	95.5%	98.3%
Contribution from catastrophe losses	0.2	26.6	20.9	8.8	4.2	13.9	19.7	24.7	15.0	22.1	19.2	19.2	13.9	15.1
Statutory combined ratio excl. catastrophe losses	79.8%	80.7%	81.9%	85.3%	80.1%	82.3%	83.7%	88.5%	83.3%	85.8%	82.3%	84.5%	81.6%	83.2%
GAAP combined ratio
GAAP combined ratio	80.2%	110.3%	106.9%	93.9%	84.7%	99.9%	107.6%	112.5%	100.6%	110.0%	104.1%	106.4%	97.5%	100.4%
Contribution from catastrophe losses	0.2	26.6	20.9	8.8	4.2	13.9	19.7	24.7	15.0	22.1	19.2	19.2	13.9	15.1
GAAP combined ratio excl. catastrophe losses	80.0%	83.7%	86.0%	85.1%	80.5%	86.0%	87.9%	87.8%	85.6%	87.9%	84.9%	87.2%	83.6%	85.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Premiums
Agency renewal written premiums	$133	$113	$139	$113	$112	$93	$117	$106	$252	$223	$365	$316	$498	$428
Agency new business written premiums	49	54	51	42	48	43	48	38	93	86	147	129	196	177
Other written premiums	(11)	(10)	(10)	(9)	(10)	(8)	(9)	(8)	(19)	(17)	(29)	(25)	(40)	(35)
Net written premiums	$171	$157	$180	$146	$150	$128	$156	$136	$326	$292	$483	$420	$654	$570
Unearned premium change	(3)	—	(29)	(7)	(2)	7	(24)	(9)	(36)	(33)	(36)	(26)	(39)	(28)
Earned premiums	$168	$157	$151	$139	$148	$135	$132	$127	$290	$259	$447	$394	$615	$542
Year over year change %
Agency renewal written premiums	19%	22%	19%	7%	18%	—%	6%	13%	13%	9%	16%	6%	16%	9%
Agency new business written premiums	2	26	6	11	45	26	45	6	8	25	14	25	11	30
Other written premiums	(10)	(25)	(11)	(13)	(67)	(33)	(13)	(33)	(12)	(21)	(16)	(25)	(14)	(35)
Net written premiums	14	23	15	7	23	6	16	10	12	13	15	11	15	14
Paid losses and loss expenses
Losses paid	$39	$34	$41	$46	$34	$33	$29	$28	$86	$56	$121	$90	$160	$124
Loss expenses paid	19	17	16	17	17	16	14	12	34	27	49	43	69	59
Loss and loss expenses paid	$58	$51	$57	$63	$51	$49	$43	$40	$120	$83	$170	$133	$229	$183
Incurred losses and loss expenses
Loss and loss expense incurred	$112	$107	$102	$90	$93	$87	$89	$81	$192	$170	$299	$257	$411	$350
Loss and loss expenses paid as a % of incurred	51.8%	47.7%	55.9%	70.0%	54.8%	56.3%	48.3%	49.4%	62.5%	48.8%	56.9%	51.8%	55.7%	52.3%
Statutory combined ratio
Loss ratio	45.1%	45.2%	48.6%	48.9%	46.2%	44.2%	49.6%	44.3%	48.7%	47.0%	47.5%	46.1%	46.8%	46.1%
Loss adjustment expense ratio	21.4	23.4	19.0	15.6	16.5	20.6	16.9	19.9	17.4	18.4	19.5	19.1	20.0	18.4
Net underwriting expense ratio	27.3	26.7	26.0	26.0	27.7	26.6	24.3	24.4	26.0	24.4	26.2	25.1	26.5	25.7
Statutory combined ratio	93.8%	95.3%	93.6%	90.5%	90.4%	91.4%	90.8%	88.6%	92.1%	89.8%	93.2%	90.3%	93.3%	90.2%
Contribution from catastrophe losses	1.1	1.5	1.9	0.5	0.7	(0.8)	1.4	1.2	1.2	1.3	1.4	0.6	1.3	0.6
Statutory combined ratio excl. catastrophe losses	92.7%	93.8%	91.7%	90.0%	89.7%	92.2%	89.4%	87.4%	90.9%	88.5%	91.8%	89.7%	92.0%	89.6%
GAAP combined ratio
GAAP combined ratio	93.1%	95.3%	95.4%	91.9%	89.8%	90.5%	92.2%	89.9%	93.7%	91.1%	94.3%	90.9%	94.0%	90.6%
Contribution from catastrophe losses	1.1	1.5	1.9	0.5	0.7	(0.8)	1.4	1.2	1.2	1.3	1.4	0.6	1.3	0.6
GAAP combined ratio excl. catastrophe losses	92.0%	93.8%	93.5%	91.4%	89.1%	91.3%	90.8%	88.7%	92.5%	89.8%	92.9%	90.3%	92.7%	90.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2024 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2024	2023	Change	% Change	2024	2023	Change	% Change
Underwriting income
Net premiums written	$2,166	$1,855	$311	17	$8,940	$7,766	$1,174	15
Unearned premium change	(50)	(56)	6	11	643	387	256	66
Earned premiums	$2,216	$1,911	$305	16	$8,297	$7,379	$918	12

Losses incurred	$957	$913	$44	5	$4,460	$4,076	$384	9
Defense and cost containment expenses incurred	140	101	39	39	427	366	61	17
Adjusting and other expenses incurred	122	95	27	28	455	409	46	11
Other underwriting expenses incurred	653	581	72	12	2,539	2,235	304	14
Workers compensation dividend incurred	2	1	1	100	6	5	1	20
Total underwriting deductions	$1,874	$1,691	$183	11	$7,887	$7,091	$796	11

Net underwriting profit	$342	$220	$122	55	$410	$288	$122	42

Investment income
Gross investment income earned	$195	$153	$42	27	$679	$577	$102	18
Net investment income earned	191	149	42	28	669	568	101	18
Realized capital gains and losses, net	67	9	58	644	400	(67)	467	nm
Net investment gains	$258	$158	$100	63	$1,069	$501	$568	113

Other income	$2	$2	$—	—	$7	$6	$1	17

Net income before federal income taxes	$602	$380	$222	58	$1,486	$795	$691	87
Federal and foreign income taxes incurred	99	71	28	39	182	153	29	19
Net income (statutory)	$503	$309	$194	63	$1,304	$642	$662	103

Policyholders' surplus - statutory**	$8,603	$7,294	$1,309	18	$8,603	$7,294	$1,309	18

Fixed maturities at amortized cost - statutory	$12,237	$9,922	$2,315	23	$12,237	$9,922	$2,315	23
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Current year policyholders' surplus amount subject to change.

CINF Fourth-Quarter 2024 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2024	2023	Change	% Change	2024	2023	Change	% Change
Net premiums written	$91	$87	$4	5	$359	$360	$(1)	—
Net investment income	50	47	3	6	192	185	7	4
Commissions and expense allowances on reinsurance ceded	1	2	(1)	(50)	4	5	(1)	(20)
Income from fees associated with separate accounts	1	3	(2)	(67)	5	10	(5)	(50)
Total revenues	$143	$139	$4	3	$560	$560	$—	—

Death benefits and matured endowments	$46	$44	$2	5	$172	$166	$6	4
Annuity benefits	21	37	(16)	(43)	118	145	(27)	(19)
Disability benefits and benefits under accident and health contracts	—	1	(1)	(100)	2	2	—	—
Surrender benefits and group conversions	9	6	3	50	35	27	8	30
Interest and adjustments on deposit-type contract funds	2	1	1	100	6	7	(1)	(14)
Increase in aggregate reserves for life and accident and health contracts	2	(7)	9	nm	(18)	(10)	(8)	(80)
Total benefit expenses	$80	$82	$(2)	(2)	$315	$337	$(22)	(7)

Commissions	$12	$12	$—	—	$49	$49	$—	—
General insurance expenses and taxes	17	16	1	6	62	57	5	9
Increase in loading on deferred and uncollected premiums	(2)	—	(2)	nm	—	(1)	1	100
Net transfers from Separate Accounts	(3)	(3)	—	—	(6)	(9)	3	33
Total underwriting expenses	$24	$25	$(1)	(4)	$105	$96	$9	9

Federal and foreign income tax provision	11	10	1	10	35	29	6	21

Net gain from operations before capital gains or losses	$28	$22	$6	27	$105	$98	$7	7

Gains and losses net of capital gains tax, net	1	(5)	6	nm	(9)	(8)	(1)	(13)

Net income - statutory	$29	$17	$12	71	$96	$90	$6	7

Policyholders' surplus - statutory**	$508	$414	$94	23	$508	$414	$94	23

Fixed maturities at amortized cost - statutory	$3,884	$3,896	$(12)	—	$3,884	$3,896	$(12)	—
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Current year policyholders' surplus amount subject to change.

CINF Fourth-Quarter 2024 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Cincinnati Re:
Written premiums	$99	$89	$207	$202	$66	$85	$177	$230	$409	$407	$498	$492	$597	$558
Year over year change %- written premium	50%	5%	17%	(12)%	(1)%	(1)%	—%	(9)%	—%	(6)%	1%	(5)%	7%	(5)%
Earned premiums	$162	$138	$138	$135	$123	$134	$122	$150	$273	$272	$411	$406	$573	$529
Current accident year before catastrophe losses	37.6%	52.5%	49.6%	63.0%	42.6%	51.5%	57.8%	45.2%	56.3%	50.9%	55.0%	51.1%	50.0%	49.1%
Current accident year catastrophe losses	29.1	30.2	2.4	—	2.0	11.5	1.8	0.3	1.2	1.0	11.0	4.4	16.1	3.9
Prior accident years before catastrophe losses	0.7	(10.1)	(0.8)	(10.4)	4.6	(7.9)	(17.1)	6.0	(5.6)	(4.4)	(7.1)	(5.5)	(4.9)	(3.2)
Prior accident years catastrophe losses	—	(2.5)	(4.7)	—	1.0	2.0	1.9	1.7	(2.4)	1.8	(2.4)	1.9	(1.7)	1.7
Total loss and loss expense ratio	67.4%	70.1%	46.5%	52.6%	50.2%	57.1%	44.4%	53.2%	49.5%	49.3%	56.5%	51.9%	59.5%	51.5%

Cincinnati Global:
Written premiums	$77	$77	$67	$82	$65	$69	$82	$64	$149	$146	$226	$215	$303	$280
Year over year change %- written premium	18%	12%	(18)%	28%	23%	21%	19%	25%	2%	22%	5%	21%	8%	22%
Earned premiums	$68	$107	$48	$48	$73	$99	$50	$44	$96	$94	$203	$193	$271	$266
Current accident year before catastrophe losses	20.6%	31.6%	47.9%	48.2%	24.6%	34.1%	61.7%	35.3%	48.1%	49.3%	39.4%	41.5%	34.7%	36.9%
Current accident year catastrophe losses	47.1	9.6	—	—	(8.4)	18.2	1.1	11.1	—	5.8	5.0	12.1	15.6	6.5
Prior accident years before catastrophe losses	(10.4)	(3.8)	(21.2)	(19.7)	(1.0)	(3.4)	(9.7)	0.8	(20.4)	(4.7)	(11.7)	(4.0)	(11.4)	(3.2)
Prior accident years catastrophe losses	(3.4)	(3.6)	(4.4)	(5.9)	(2.7)	(0.2)	2.5	2.4	(5.2)	2.4	(4.3)	1.1	(4.1)	—
Total loss and loss expense ratio	53.9%	33.8%	22.3%	22.6%	12.5%	48.7%	55.6%	49.6%	22.5%	52.8%	28.4%	50.7%	34.8%	40.2%

Noninsurance operations:
Interest and fees on loans and leases	$2	$3	$2	$2	$3	$2	$1	$2	$4	$3	$7	$5	$9	$8
Other revenue	3	—	2	1	2	1	1	1	3	2	3	3	6	5
Interest expense	13	13	14	13	14	13	13	14	27	27	40	40	53	54
Operating expense	13	6	9	4	8	5	7	5	13	12	19	17	32	25
Total noninsurance operations loss	$(21)	$(16)	$(19)	$(14)	$(17)	$(15)	$(18)	$(16)	$(33)	$(34)	$(49)	$(49)	$(70)	$(66)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.

CINF Fourth-Quarter 2024 Supplemental Financial Data